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                                   EXHIBIT 23

                      [LETTERHEAD OF WILLIAMS KEEPERS LLC]




                          INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated November 9, 2001 with respect to the financial statements of Central Electric Company and Subsidiaries included in the AZZ incorporated current report on form 8-K/A dated January 11, 2002.


/s/ Williams-Keepers, LLC

Columbia, Missouri
January 10, 2002


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